UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 5, 2024

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Commission file number	1-38681	Commission file number	1-15973
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

250 SW Taylor Street				250 SW Taylor Street
Portland	,	Oregon	97204	Portland	,	Oregon	97204
(Address of principal executive offices)			(Zip Code)	(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:	(503)	226-4211	Registrant's telephone number, including area code:	(503)	226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Northwest Natural Holding Company	Emerging growth company	☐
Northwest Natural Gas Company	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On January 5, 2024, Northwest Natural Gas Company (NW Natural), a wholly-owned subsidiary of Northwest Natural Holding Company (NW Holdings), entered into an Uncommitted Letter of Credit and Reimbursement Agreement, dated as of January 5, 2024 (LC Reimbursement Agreement), among NW Natural, the lenders from time to time party thereto (Lenders) and Canadian Imperial Bank of Commerce, New York Branch, as Administrative Agent (Administrative Agent), pursuant to which NW Natural agreed to reimburse each Lender acting as an issuing bank (Issuing Bank) thereunder for disbursements in respect of letters of credit (Letters of Credit) issued pursuant to the LC Reimbursement Agreement from time to time. The Company expects to use Letters of Credit issued under the facility created by the LC Reimbursement Agreement (LC Facility) primarily to support its participation in Washington Climate Commitment Act cap-and-invest program auctions.

Although there is no expressly stated maximum amount of Letters of Credit that can be issued or outstanding under the LC Facility, under current regulatory authority from the Oregon Public Utility Commission, the aggregate sum of Letters of Credit outstanding and available to be drawn under the LC Reimbursement Agreement may not exceed $100 million at any one time. The Issuing Banks have no commitment to issue Letters of Credit under the LC Facility and will have the discretion to limit and condition the terms for the issuance of Letters of Credit (including maximum face amounts) in their sole discretion.

The LC Reimbursement Agreement does not have a specified term. Any of (a) NW Natural, (b) the Administrative Agent or (c) the Required Lenders, as defined in the LC Reimbursement Agreement, may terminate the LC Facility at any time in their sole discretion.

The LC Reimbursement Agreement requires NW Natural to maintain certain ratings with S&P and Moody’s. NW Natural must also notify the Administrative Agent and Lenders of any change in the S&P or Moody’s Ratings, although any such change is not an event of default.

The LC Reimbursement Agreement prohibits NW Natural from permitting Consolidated Indebtedness to be greater than 70% of Total Capitalization, each as defined therein and calculated as of the end of each fiscal quarter of NW Natural. Failure to comply with this financial covenant would constitute an Event of Default under the LC Reimbursement Agreement. The occurrence of this or any other Event of Default would entitle the Administrative Agent to require cash collateral for the LC Exposure, as defined in the LC Reimbursement Agreement, and to exercise all other rights and remedies available to it and the Lenders under the Credit Documents, as defined in the LC Reimbursement Agreement, and under applicable law. NW Natural was in compliance with this financial covenant as of January 5, 2024.

Forward-Looking Statements

This report, and other presentations made by Northwest Natural Holding Company (NW Holdings) or Northwest Natural Gas Company (NW Natural) from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “will” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, goals, strategies, assumptions, estimates, expectations, credit ratings, future events, investments, the likelihood, timing, and amount and use of proceeds associated with any transaction, financial results, financial position, targeted or permitted capital structure, revenues and earnings, performance, and other statements that are other than statements of historical facts.

Forward-looking statements are based on current expectations and assumptions regarding our respective business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors,” and Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosure about Market Risk” in our most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk,” and Part II, Item 1A, “Risk Factors,” in our quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holding or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can we assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company and its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated:	January 11, 2024	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	January 11, 2024	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary